Commitments and Contingencies	12 Months Ended
Jan. 31, 2021
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Commitments and Contingencies
33.	COMMITMENTS AND CONTINGENCIES
In addition to the commitments and contingencies described elsewhere in these consolidated financial statements, the Company is subject to the following (all amounts presented are undiscounted):

a)	Dealer and distributor financing arrangements
The Company,
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ost of its independent dealers and some of its independent distributors are parties to agreements with third-party financing service providers. These agreements provide financing to facilitate the purchase of the Company’s products and improve the Company’s working capital by allowing an earlier collection of accounts receivable from dealers and distributors.
The outstanding financing between the Company’s independent dealers and distributors and third-party finance companies amounted to $985.0 million and $2,281.7 million as at January 31, 2021 and 2020, respectively. The breakdown of outstanding amounts by country and local currency between the Company’s independent dealers and distributors with third-party finance companies were as follows:

	Currency	January 31, 2021	January 31, 2020
Total outstanding as at	CAD	$985.0	$2,281.7
United States	USD	$528.6	$1,264.0
Canada	CAD	$192.5	$458.3
Europe	Euro	€ 30.7	€ 46.7
Australia and New Zealand	AUD	$70.4	$93.7
Latin America	USD	$0.6	$0.6

Under the dealer and distributor financing agreements, in the event of default, the Company may be required to purchase, from the finance companies, new and unused products at the total unpaid principal balance of the dealer or distributor to the finance companies. In North America, the obligation is generally limited to the greater of U.S. $25.0 million ($31.9 million) or 10% of the last twelve-month average amount of financing outstanding under the financing agreements, whereas in Europe, the obligation is generally limited to the greater of U.S. $10.0 million ($12.8 million) or 10% of the last twelve-month average amount of financing outstanding under the financing agreements. In Australia and New Zealand, the obligation to repossess new and unused products is limited to the greater of AU $5.0 million ($4.9 million) or 10% of the last twelve-month average amount of financing outstanding under the financing agreements. For boat products, in North America, the repurchase obligation decreases according to the age of the inventory and there is no obligation to repurchase for boat products older than 900 days while, in Australia, the obligation to purchase repossessed new and unused boat products is limited to AU $2.5 million ($2.4 million).
The maximum amount subject to the Company’s obligation to purchase new and unused products from the finance companies was $175.2 million as at January 31, 2021 ($155.8 million in North America, $12.8 million in Europe and $6.6 million in Australia and New Zealand) and $238.0 million as at January 31, 2020 ($217.3 million in North America, $13.2 million in Europe and $7.5 million in Australia and New Zealand).
For the year ended January 31, 2021, the Company has recorded a loss related to repossessed units amounting to $0.9 million (loss of $0.4 million for the year ended January 31, 2020).

b)	Guarantees under various agreements
In the normal course of business, the Company has entered into agreements that include indemnities in favour of third parties and which are customary in the industry, such as purchase and sale agreements, confidentiality agreements, engagement letters with advisors and consultants, outsourcing agreements, leasing contracts, underwriting and agency agreements, information technology agreements, and service agreements. These indemnification agreements may require the Company to compensate counterparties for losses they incurred as a result of breaches in representation and regulations or as a result of litigation claims or statutory sanctions that may be suffered as a consequence of the transaction.
The nature of these indemnification agreements prevents the Company from making a reasonable estimate of the maximum exposure due to the difficulties in assessing the amount of liability that stems from the unpredictability of future events and the unlimited coverage offered to counterparties. Historically, the Company has not made any significant payments under such or similar indemnification agreements.
The Company shall indemnify directors and officers of the Company for various losses including, but not limited to, all costs to settle suits or actions due to association with the Company, subject to certain restrictions. The Company has purchased directors’ and officers’ liability insurance to mitigate the cost of any potential future suits or actions. The term of the indemnification is not explicitly defined, but is limited to acts taking place during the period over which the indemnified party served as a trustee, director or officer of the Company. The maximum amount of any potential future payment cannot be reasonably estimated.

c)	Litigation
The Company intends to vigorously defend its position in litigation matters to which it is a party. Management believes the Company has recorded adequate provisions to cover potential losses in relation to pending legal actions. Additionally, the Company has a general liability insurance coverage for claims relating to injuries or damages incurred with the Company’s products. This insurance coverage limits the potential losses associated with legal claims related to product usage.
While the final outcome with respect to actions pending as at January 31, 2021 cannot be predicted with certainty, it is the management’s opinion that their resolution will not have material effects on the Company’s future results of operations or cash flows.